SCHEDULE 14A INFORMATION


        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]


Check the appropriate box:

[  ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to section 240.14a-11(c) or
Section 240.14a-12


             ATLANTIC COAST AIRLINES HOLDINGS, INC.
        (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box)

[X]   No fee required.

[  ] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1) or
Item 22(a)(2) of Schedule 14A.
[  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and O-11.
     1.   Title of each class of securities to which transaction
     applies:
     ______________________________________________________
     2.   Aggregate number of securities to which transaction
     applies:
     ______________________________________________________
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth maximum amount on which filing fee is calculated and state how it was determined):
     _______________________________________________________
     4.   Proposed maximum aggregate value of transaction:
     _______________________________________________________
     5.   Total fee paid:
     _______________________________________________________
[  ] Fee previously paid by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.   Amount Previously Paid:
     _______________________
     2.   Form/Schedule or Registration Statement No.:
     _______________________
     3.   Filing Party:
     _______________________
     4.   Date Filed:
     _______________________
             ATLANTIC COAST AIRLINES HOLDINGS, INC.
                         515-A Shaw Road
                     Dulles, Virginia 20166


                                                   April 14, 2000

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Atlantic Coast Airlines Holdings, Inc., to be held on Wednesday, May 24, 2000, at 10:00 a.m. local time, at the Hyatt Reston Town Center, 1800 Presidents Street, Reston, Virginia.

      This year we are asking you to elect nine directors of the Company to serve until the 2001 Annual Meeting. We are pleased that our nominees include Judy Shelton and Daniel L. McGinnis, who were appointed to serve on the Board in January and March, 2000, respectively. We are also asking that you ratify the Board of Directors' adoption of the Company's 2000 Stock Incentive Plan and the Board of Directors' selection of independent auditors for the year ending December 31, 2000. The Board of Directors recommends that you vote FOR each of these proposals.

      At the Annual Meeting, the Board of Directors will also report on the Company's affairs and provide a discussion period for questions and comments. The Board of Directors appreciates and encourages stockholder attendance and participation.

      Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope that is provided.

     Thank you for your cooperation.

                                        Sincerely,



                                        /S/
                                        Kerry B. Skeen
                                         Chairman of the Board of
Directors
             ATLANTIC COAST AIRLINES HOLDINGS, INC.
                         515-A Shaw Road
                     Dulles, Virginia 20166


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MAY 24, 2000


To the Stockholders of
ATLANTIC COAST AIRLINES HOLDINGS, INC.:

           NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Meeting") of Atlantic Coast Airlines Holdings, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 24, 2000, at 10:00 a.m., local time, at the Hyatt Reston Town Center, 1800 Presidents Street, Reston, Virginia, for the following purposes, as more fully described in the accompanying Proxy Statement:


1) To elect nine directors to serve for the coming year and until their successors are elected;

2)   To  ratify the Board of Directors' adoption of the Company's
     2000 Stock Incentive Plan.

3)   To   ratify  the  Board  of  Directors'  selection  of   the
     Company's  independent auditors for the fiscal  year  ending
     December 31, 2000; and

4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

           Only holders of record of the Company's common stock, par value $0.02 per share (the "Common Stock"), at the close of business on April 7, 2000 are entitled to receive notice of and to vote at the Meeting. A list of such holders will be open for examination by any stockholder during regular business hours for a period of ten days prior to the Meeting at the offices of the Company, located at 515-A Shaw Road, Dulles, Virginia.

           All stockholders are cordially invited to attend the Meeting. In order to ensure that your Common Stock is represented at the Meeting, regardless of whether you intend to attend in person, please complete, date and sign the enclosed proxy and return it promptly in the accompanying postage-paid envelope.

                                    By  order  of  the  Board  of
Directors



                                   /S/
                                   Richard J. Kennedy
                                    Vice President, Secretary and
General Counsel
April 14, 2000
             ATLANTIC COAST AIRLINES HOLDINGS, INC.
                         515-A Shaw Road
                     Dulles, Virginia 20166

                    _________________________

                         PROXY STATEMENT
                    _________________________



      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Atlantic Coast Airlines Holdings, Inc. (the "Company") for use at the Company's annual meeting of stockholders, to be held at 10:00
a.m., local time, on Wednesday, May 24, 2000, at the Hyatt Reston Town Center, 1800 Presidents Street, Reston, Virginia, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the accompanying proxy card (the "Proxy Card"), together with a copy of the Company's 1999 Annual Report, are first being mailed on or about April 14, 2000, to persons who were holders of record of the Company's Common Stock, par value $0.02 per share (the "Common Stock"), at the close of business on April 7, 2000 (the "Record Date").

Agenda and Voting at the Meeting

      At the Meeting, the holders of shares of Common Stock as of the Record Date will be asked to elect nine members to the Board of Directors for the coming year; to ratify the Board of Directors' adoption of the Company's 2000 Stock Incentive Plan; to ratify the Board of Directors' selection of KPMG LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2000; and to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed April 7, 2000 as the Record Date, and only holders of record of the Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding and entitled to vote approximately 18,681,291 shares of the Common Stock.

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Meeting. Nominees to the Board of Directors will be elected by the affirmative vote of a plurality of the shares of the Common Stock present and voting at the Meeting. This means that the nine nominees who receive the largest number of votes cast "FOR" will be elected as directors at the Meeting. Holders of record of Common Stock on the Record Date are entitled to vote for nine director nominees, but may not cumulate their votes in favor of any one nominee. Approval of the two proposals to be raised at the Meeting requires an affirmative vote of at least a majority of the shares present and entitled to be voted at the Meeting. On each of these matters, holders of record of Common Stock on the Record Date are entitled to one vote for each share of Common Stock held, except as described below under "Foreign Ownership of Shares."

      In accordance with Delaware law, abstentions are counted as "shares present" for purposes of determining the presence of a quorum and have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers or other nominees that do not indicate a vote for or against either or both of the proposals ("broker non-votes") are not considered "shares present" and will not affect the outcome of the vote on those proposals.

Proxies

     If the enclosed Proxy Card is properly executed and returned in time for the Meeting, the shares of Common Stock represented thereby will be voted in accordance with the instructions given thereon. If no instructions are given, shares will be voted "FOR" all of the Board's nominees for election to the Board of Directors and "FOR" each of the other matters discussed in this Proxy Statement. Proxies will extend to, and be voted at, any adjournment or postponement of the Meeting.

      The Board of Directors does not presently intend to introduce any business at the Meeting other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented at the Meeting. Should any other matter properly come before the Meeting, however, the persons named as proxies in the accompanying Proxy Card or their duly authorized and constituted substitutes intend to vote or act thereon in accordance with their best judgment.

      Any stockholder who has executed and returned a Proxy Card and who for any reason wishes to revoke or change his or her proxy may do so at any time before the proxy is exercised by (i) giving written notice to the Secretary of the Company at the above address, (ii) voting the shares represented by such proxy in person at the Meeting, or (iii) delivering a later dated proxy at any time before the Meeting. Attendance at the Meeting will not, by itself, revoke a proxy. Any stockholder whose shares are held through a bank, brokerage firm or other nominee and who provides voting instructions on a form received from the nominee may revoke or change his or her voting instructions only by contacting the nominee who holds his or her shares.

Foreign Ownership of Shares

       The Federal Aviation Act prohibits non-United States citizens from owning more than 25 percent of the voting interest of a company such as the Company, which owns a United States air carrier. The Company's certificate of incorporation provides that shares of the Company's capital stock may be voted by or at the direction of persons who are not United States citizens provided that such shares are registered on a separate stock registry maintained by the Company for non-United States holders (the "Foreign Stock Registry"). Any holder of Common Stock who is not a United States citizen may request that its shares be registered for purposes of voting at the Meeting by checking the appropriate box on the proxy card. Any such holder may also request that its shares be maintained on the Foreign Stock Registry by providing separate written notice to the Secretary of the Company. If shares representing more than 25% of outstanding shares are registered for any meeting, precedence will be given to foreign holders who demonstrate that their shares were maintained on the Foreign Stock Registry prior to the meeting. The Company does not anticipate that these provisions will operate to limit voting rights at the Meeting. The enclosed proxy card contains a statement that by signing the proxy card or voting, the stockholder certifies that it is a United States citizen as that term is defined in the Federal Aviation Act or that the shares represented by the proxy card have been registered on the Company's Foreign Stock Registry or are requested to be registered for purposes of voting at the Meeting.

      Under Section 40102(a)(15) of the Federal Aviation Act, the term "citizen of the United States" is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United States, and (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the board of directors and other managing officers are citizens of the United States, and in which at least 75 percent of the voting interest is owned or controlled by persons that are citizens of the United States.

              PROPOSAL ONE:  ELECTION OF DIRECTORS

      The nine individuals set forth in the table below are the Company's nominees for election to the Board of Directors at the Meeting. Directors are elected for terms of one year and until the next annual meeting of stockholders, and serve until resignation or succession by election or appointment. Each of the nominees has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. If any nominee becomes unavailable for election at the time of the Meeting or is not able to serve if elected, the persons voting the proxies solicited hereby may in their discretion vote for a substitute nominee or the Board of Directors may choose to reduce the number of directors. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve. Each of the nominees currently serves on the Company's Board of Directors.

      The following table sets forth each nominee's name, age as of April 7, 2000 and position with the Company, and the year in which each nominee first became a director:

     Name                  Age          Position           Director
                                                        Since
Kerry B. Skeen        47    Chairman of the Board of    1991
                            Directors, Chief
                            Executive Officer and
                            Director
Thomas J. Moore       43    President, Chief            1997
                            Operating Officer and
                            Director
C. Edward Acker       71    Director                    1991
Robert E. Buchanan    57    Director                    1995
Susan MacGregor       54    Director                    1997
Coughlin
Daniel L. McGinnis    61    Director                    2000
James C. Miller III   57    Director                    1995
Judy Shelton          45    Director                    2000
John M. Sullivan      63    Director                    1995

      THE  BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
EACH  OF  THE  NOMINEES.   PROXIES  SOLICITED  BY  THE  BOARD  OF
DIRECTORS  WILL  BE  VOTED  FOR  EACH  OF  THE  NOMINEES   UNLESS
STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.


Background of Nominees

      The following is a brief account of the business experience of each of the nominees for election to the Board of Directors. There are no family relationships among the nominees or special understandings pursuant to which the nominees have been nominated as directors of the Company.

      Kerry B. Skeen. Mr. Skeen is a co-founder of the Company and has been Chairman of the Board of Directors since January 2000, a Director since October 1991, and Chief Executive Officer since March 1995. He was President from October 1992 through December 1999, Executive Vice President from October 1991 to October 1992, and Chief Operating Officer from October 1992 through March 1995. Mr. Skeen was President of the Atlantic Coast division of WestAir Commuter Airlines, Inc. ("WestAir") from 1989 until it was acquired by the Company in 1991. From 1987 to 1989, Mr. Skeen was Vice President of Marketing and Sales of WestAir and, in 1989, was named Senior Vice President of WestAir. Mr. Skeen's affiliation with the regional airline industry began in 1983 when he directed the development and marketing activities of Delta Air Lines, Inc.'s regional airline program, "The Delta Connection."

      Thomas J. Moore. Mr. Moore became President of the Company in January 2000 and has been a Director and Chief Operating Officer since April 1997. He was Executive Vice President from April 1997 through December 1999, and was Senior Vice President of Maintenance and Operations from June 1994 until April 1997. Prior to joining the Company, Mr. Moore spent nearly ten years with Continental Airlines in Houston, Texas, where he served at different times in the positions of staff vice president, senior director of technical planning, director of financial planning and division controller.

      C. Edward Acker. Mr. Acker is a co-founder of the Company and has been a Director since October 1991. He was Chairman of the Board of Directors from April 1993 through December 1999, Chief Executive Officer from October 1991 to March 1995, Vice Chairman from October 1991 to April 1993, and President from October 1991 to October 1992. Mr. Acker continues to serve in an advisory capacity to the Chairman and is an employee of Atlantic Coast Jet, Inc., a subsidiary of the Company. Mr. Acker served as Chairman and Chief Executive Officer of Pan American World Airways, Inc. from 1981 until 1988. Since 1988, Mr. Acker has served as Chairman of The Acker Group, a private company which acts as both principal and adviser in airline-related transactions; and as a partner in Elsbury & Acker, an oil and natural gas exploration company. From February 1995 until February 1996, Mr. Acker served as Chairman and Chief Executive Officer of BWIA International Airways, Ltd. From 1993 to the present, he has served as Chairman of the Board and President of Air Assets, Inc.

      Robert E. Buchanan. Mr. Buchanan has been a Director since March 1995. Mr. Buchanan is President of Buchanan Companies, LLC, a metropolitan Washington, D.C. real estate firm specializing in commercial and residential development, investments, construction and property management in suburban Washington. Mr. Buchanan has served on the Board of Directors of USLICO Corporation, and currently serves on the Board of Directors of the Washington Airports Task Force and the Economic Development Commission of Loudoun County, Virginia (former Chairman), which is home to the Company's corporate office and its hub at Washington-Dulles International Airport.

     Susan MacGregor Coughlin. Mrs. Coughlin has been a Director since October 1997. Mrs. Coughlin has been the Chief Operating Officer and Director of the ATA Foundation since April 1998 and previously was the President of Air Safety Management Associates, an aviation consulting firm, since October 1997. From August 1995 to October 1997 she was President and Chief Operating Officer of BDM Air Safety Management Corp., which designs and develops air traffic control systems, and from April 1994 to August 1995 was a Senior Vice President and General Manager of BDM Federal, Inc. She served as a member of the National Transportation Safety Board from 1990 to 1994, where she was appointed to two consecutive terms as Vice Chairman in 1990 and 1992 and served as Acting Chairman in 1992. She held various positions with the U.S. Department of Transportation from 1987 to 1990 and from 1981 to 1983, and with the Export-Import Bank of the U.S. from 1983 to 1987.

      Daniel L. McGinnis. Mr. McGinnis has been a Director since March 2000. Since June 1999 he has been President, CEO and Director of Sotas, Inc., a developer and manufacturer of telecommunications equipment that is majority owned by Safeguard Scientifics, Inc. From August 1998 until January 1999 he was Senior Vice President of Tellabs Inc. and General Manager of the N.E.T.S. Group of Tellabs. He was with Coherent Communications from 1988 to 1998, joining as President and serving as Chief Executive Officer beginning in 1994. Previously, he served as division controller for Bausch & Lomb, and held senior engineering and sales management positions at Air Products & Chemicals, Clark, Ltd. (U.K.) and Hercules, Inc. He serves on the boards of directors of Loudoun Healthcare, Inc. and COHPAC, a distributor of Coherent products in Australia and New Zealand. He also is a member of advisory boards for George Washington University's Virginia campus and is an active member of the Northern Virginia Roundtable, the Dulles Corridor Railway Association, the Greater Washington Airports Advisory Group and the Students in Free Enterprise (SIFE) Group.

      James C. Miller III. Mr. Miller has been a Director since March 1995. He has been associated with Citizens for a Sound Economy since 1988, first as Chairman, and since 1993 as Counselor. He is also Co-Chairman of the Tax Foundation and John
M. Olin Distinguished Fellow at George Mason University. He is a Director of Washington Mutual Investors Fund. From 1985 to 1988, he served as Director of the Office of Management and Budget of the United States and as a member of President Reagan's cabinet. From 1981 to 1985, he was Chairman of the Federal Trade Commission. Mr. Miller wrote his Ph.D. dissertation on airline scheduling and is the co-author of, among other works, a Brookings Institution volume on airline regulation.

     Judy Shelton. Dr. Shelton has been a Director since January 2000. Dr. Shelton is an economist who specializes in international finance and monetary issues, and is the author of books and opinion articles on global financial matters that have been published worldwide. She has been Professor of International Finance at DUXX Graduate School of Business Leadership, Monterrey, Mexico, since 1996, and served as a staff economist for the National Commission on Economic Growth and Tax Reform from 1995 to 1996, and was Senior Research Fellow at the Hoover Institution from 1991 to 1995. She is a director of Hilton Hotels Corporation and of Empower America, and is on the editorial board of the Cato Journal published by the Cato Institute.

      John M. Sullivan. Mr. Sullivan has been a Director since January 1995. Mr. Sullivan joined the accounting firm of Arthur Andersen & Co. in 1958, and was a Partner from 1970 until his retirement from the firm in 1992. He served as International Tax Director for General Motors Corporation from 1992 to 1994, and is currently a financial and tax consultant. He is also a director of Encompass Services Corporation.

Committees and Board Meetings

      During 1999, there were four regular meetings of the Board of Directors and one meeting by telephone conference. Each nominee attended 75% or more of the aggregate of the meetings of the Board and of the Board's committees on which he or she served.

      The Board has two standing committees -- an Audit Committee and a Compensation Committee. Their functions are described below.

     Audit Committee. The role of the Audit Committee is governed by a Charter of Responsibilities and Functions adopted by the Board of Directors in January 2000. Pursuant to this Charter the Audit Committee performs the following functions: recommends to the Board of Directors, and evaluates, the firm of independent certified public accountants to be appointed as auditors of the Company; reviews any relationships between the auditor and the Company; reviews and discusses with management and the independent auditors the financial statements of the Company; reviews the adequacy of the Company's internal controls; reviews any significant changes in the accounting policies of the Company; and, reviews any material contingent liabilities. The Audit Committee held four meetings during 1999. The current members of the Audit Committee are Mrs. Coughlin, Mr. McGinnis, Dr. Shelton, Mr. Miller, who serves as Chairman, and Mr. James Kerley, who is retiring from the Board and from the Committee effective May 2000 and is not standing for re-election.

      Compensation Committee. The role of the Compensation Committee is governed by a Charter of Responsibilities and Functions adopted by the Board of Directors. Pursuant to this Charter, the Compensation Committee develops and administers a comprehensive compensation policy for senior management; oversees the establishment and administration of compensation programs for the Company's employees generally; reviews annually the performance of the executive officers of the Company; makes grants under and otherwise administers the Company's equity-based plans and bonus plans; reviews, establishes and approves salaries and other employment and severance arrangements for senior management; and, recommends, adopts and implements compensation and other benefits for members of the Board of Directors. Certain of these functions are subject to consultation with, advice from or ratification by the Board of Directors as the Committee determines appropriate. The Compensation Committee held seven meetings during 1999. The current members of the Compensation Committee are Messrs. Sullivan, Buchanan and Acker, who serves as Chairman.

Directors' Compensation

      Directors, with the exceptions noted below, received an annual fee of $16,000 for serving as Directors, which fee has been increased to $20,000 effective January 2000. Directors also are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof. Messrs. Skeen and Moore, as officers of the Company, and Mr.
Acker, as an employee of a subsidiary of the Company, do not receive compensation for their service on the Board. Non-employee directors are entitled to certain flight benefits made available to employees of the Company.

     Effective for the 1999 calendar year, outside directors also receive as additional compensation options to purchase 4,000 shares per year of the Company's Common Stock, which options vest if the individual continues to serve as a Director as of the end of the year of the grant or if the Director retires by not standing for re-election at the annual meeting of the stockholders. Options were granted for 1999 on January 29, 1999, and for 2000 effective as of January 1, 2000. Assuming that the 2000 Stock Incentive Plan is ratified by the stockholders, the annual number of stock options granted to outside directors will be increased to 6,000. The option exercise price for these grants is equal to the closing price of the Company's Common Stock reported for the date prior to the date of the grant.


                PROPOSAL TWO:  RATIFY ADOPTION OF
                    2000 STOCK INCENTIVE PLAN

      At the Meeting, stockholders will be asked to approve the Company's 2000 Stock Incentive Plan (the "2000 Plan"), which was adopted by the Board of Directors in January 2000, subject to approval by the Company's stockholders. The Company's Board of Directors considers the 2000 Plan to be important to the
Company's ability to appropriately compensate its officers and employees as the Company continues to grow. In this respect, the 2000 Plan will serve the objectives previously implemented under the Company's 1995 Stock Incentive Plan, as amended (the "1995 Plan"). Substantially all of the shares authorized under the 1995 Plan have either been issued or are subject to currently outstanding options or other awards under that plan.

Vote Required

     Approval of the 2000 Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Meeting.

Summary of the New Plan

      The following summary of the main features of the 2000 Plan is qualified in its entirety by reference to the complete text of the 2000 Plan, which is set forth as Appendix A to this Proxy
Statement.

The 2000 Plan authorizes the grant and issuance of three different types of Awards:
  Stock Options, which can qualify as "incentive stock options" under the Tax Code or as "non-qualified stock options;"

  Incentive Stock, which is stock that is contingent on an employee satisfying conditions based on continued employment, passage of time or satisfaction of performance criteria; and

 Incentive Bonuses, which are performance bonuses paid in either cash or stock.

The 2000 Plan has a number of special terms and limitations, including:
  The exercise price for Stock Options granted under the plan must equal the stock's fair market value at the time the Stock
  Option is granted;

  The 2000 Plan expressly states that Stock Options granted under it can not be "repriced," as defined in the 2000 Plan;

  2,000,000 shares are proposed to be available for issuance under the 2000 Plan;

  No more than 15% of the shares available under the 2000 Plan may be issued under awards other than Stock Options;

  Awards under the 2000 Plan typically are subject to either three-year or one-year minimum vesting requirements, subject to exceptions for death or disability of an employee or upon a change of control;

  Non-employee directors participate under the 2000 Plan only through the receipt of an initial and annual Stock Option grants which are subject to specified limits on the number of shares covered by such options; and

  Stockholder   approval  is  required  for  certain   types   of
  amendments to the 2000 Plan.

      The 2000 Plan is designed to enable the Company to attract, retain and motivate its directors, officers and other key employees, and to further align their interests with those of the stockholders of the Company, by providing for or increasing the proprietary interest of such persons in the Company.

     The 2000 Plan has various provisions so that Awards under it may, but need not, qualify for an exemption from the "short swing liability" provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 and/or qualify as "performance based compensation" that is exempt from the $1 million limitation on the deductibility of compensation under Section 162(m) of the Tax Code. However, stockholder approval of the class of eligible participants, the per person annual award limitations and the "Qualifying Performance Criteria" which may be used under the 2000 Plan are required in order for awards under the 2000 Plan to qualify as "performance based compensation" under Tax Code
Section 162(m).

Eligibility

      Participants in the 2000 Plan can be any person who is an employee (as that term is defined under SEC Form S-8, which is used for registering compensatory stock arrangements under the Securities Act) or prospective employee of the Company or any of its affiliates is eligible to be selected as a recipient of an Award under the 2000 Plan. The Compensation Committee of the Board of Directors has not yet determined how many individuals will ultimately participate in the 2000 Plan, but as of April 7, 2000 there were approximately 66 individuals holding awards granted under previous stock option plans. While it is generally expected that the same categories of executives and senior middle managers who participate under the 1995 Plan will be eligible to participate under the 2000 Plan, Awards may from time to time be granted to employees who are not in these groups but who have otherwise distinguished themselves for their contributions to the Company or who are expected to make significant contributions to the Company.

     Non-employee directors are eligible to participate under the 2000 Plan solely for purposes of receiving initial and annual
Stock Option grants that are described below.

Administration

      The 2000 Plan will be administered by the Compensation Committee of the Board of Directors, although the Board of Directors may exercise any authority of the Committee under the 2000 Plan in lieu of the Committee's exercise thereof. The Committee may designate subcommittees and may delegate certain administrative functions to others.

      Subject to the express provisions of the 2000 Plan, the Committee has broad authority to administer and interpret the 2000 Plan, including, without limitation, authority to determine who is eligible to participate in the 2000 Plan and to which of such persons, and when, Awards are granted under the 2000 Plan, to determine the number of shares of Common Stock subject to Awards and the exercise or purchase price of such shares under an Award, to establish and verify the extent of satisfaction of any performance goals applicable to Awards, to prescribe and amend the terms of the agreements evidencing Awards made under the 2000 Plan, and to make all other determinations deemed necessary or advisable for the administration of the 2000 Plan.

Stock Subject to the New Plan

     The aggregate number of shares of the Company's Common Stock that can be issued under the 2000 Plan may not exceed 2,000,000, provided that no more than 15% of these shares may be issued under Awards other than Stock Options. The number of shares subject to the 2000 Plan and to outstanding Awards under the 2000 Plan may be appropriately adjusted by the Committee if the Common Stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than quarterly cash dividends) or other distribution, stock split, spin-off or sale of substantially all of the Company's assets. For purposes of calculating the aggregate number of shares issued under the 2000 Plan, only the number of shares actually issued upon exercise or settlement of an Award and not delivered to or retained by the Company upon cancellation, expiration or forfeiture of an Award or in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award shall be counted. As of April 7, 2000, the closing price of the Common Stock on the Nasdaq Stock Market was $26.25.

Awards

      The 2000 Plan authorizes the grant and issuance of the following types of Awards: Stock Options, Incentive Bonuses, and
Incentive Stock. In addition, special provisions apply to the grant of Stock Options to non-employee directors.

      Stock Options. Subject to the express provisions of the 2000 Plan and as discussed in this paragraph, the Committee has discretion to determine the vesting schedule of Stock Options, the events causing a Stock Option to expire, the number of shares subject to any Stock Option, the restrictions on transferability of a Stock Option, and such further terms and conditions, in each case not inconsistent with the 2000 Plan, as may be determined from time to time by the Committee, except that no Stock Option granted to an employee may become exercisable within one (1) year of the grant date other than upon a change of control or upon the employee's death or disability. The 2000 Plan expressly provides that the Company can not "reprice" Stock Options. The exercise price for Stock Options may not be less than 100% of the fair market value of the Common Stock (as determined pursuant to the 2000 Plan) at the time the Stock Option is granted. The exercise price of an Stock Option may be paid through various means specified by the Committee, including in cash or check, by delivering to the Company shares of Common Stock, by a reduction in the number of shares issuable pursuant to such option, or by a promissory note or other commitment to pay (including such a commitment by a stock broker to pay over proceeds from the sale of shares issuable under a Stock Option). Stock Options granted under the 2000 Plan may be either incentive stock options ("ISOs") qualifying under Section 422 of the Tax Code or non-qualified stock options ("NQSOs"), which are not intended to qualify as ISOs.

      Incentive Bonuses. The 2000 Plan authorizes the grant of Incentive Bonuses pursuant to which a participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified by the Committee. Incentive Bonuses may be paid in either cash or in shares, and payment in cash does not affect the number of shares available under the 2000 Plan. Subject to the express provisions of the 2000 Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Incentive Bonus, including the target and maximum amount payable to a participant as an Incentive Bonus, the performance criteria (which may be based on financial performance and/or personal performance evaluations) and level of achievement versus these criteria that determines the amount payable under an Incentive Bonus, the fiscal year or other period (which may not be less than a year) as to which performance will be measured for determining the amount of any payment, the timing of any payment earned by virtue of performance, restrictions on the alienation or transfer of an Incentive Bonus prior to actual payment, forfeiture provisions, and such further terms and conditions, in each case not inconsistent with the 2000 Plan, as the Committee may determine from time to time. All or any portion of an Incentive Bonus may be designed to qualify as "performance based compensation" that is exempt from the $1 million limit on deductible compensation under Section 162(m) of the Code. The performance criteria for any portion of an Incentive Bonus that is intended to satisfy the requirements for "performance-based compensation" will be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

     Incentive Stock. Incentive Stock is an award or issuance of shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including performance conditions) and terms as the Committee deems appropriate. Subject to the express provisions of the 2000 Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Incentive Stock Award, including the number of shares subject to an Incentive Stock Award or a formula for determining such, the purchase price, if any, for the shares (which may be below fair market value), the conditions that determine the number of shares granted, issued, retainable and/or vested, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the 2000 Plan, as may be determined from time to time by the Committee. Incentive Stock may be granted, issued, retainable and/or vested based upon continued employment, the passage of time or the satisfaction of performance criteria, as specified by the Committee, except that any condition that is based upon continued employment or the passage of time shall not provide for full vesting of an Incentive Stock Award in less than three (3) years from the date the award is made, other than upon the death or disability of the employee or upon a change of control. The performance criteria upon which Incentive Stock is granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Incentive Stock that is intended by the Committee to satisfy the requirements for "performance-based compensation" under Code Section 162(m) the performance criteria shall be a measure based on one or more Qualifying Performance Criteria. Notwithstanding satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under an Incentive Stock Award may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

     Non-Employee Director Stock Options. Non-employee directors participate under the 2000 Plan only through the receipt of initial and annual Stock Option grants. The 2000 Plan provides that each year non-employee directors may receive an annual Stock Option grant for up to 6,000 shares, except that in the first year a non-employee director joins the Board he or she may instead receive a Stock Option for up to 10,000 shares. The 2000 Plan expressly provides that the Company can not "reprice" Stock Options. The exercise price for Stock Options may not be less than 100% of the fair market value of the Common Stock at the time the Stock Option is granted. Subject to the foregoing, the Committee determines the date of grant of Non-Employee Director Stock Options, the vesting and/or exercisability provisions of such options and the exact number of shares subject to such options.

Qualifying Performance Criteria and Section 162(m) Limits

      Subject to stockholder approval of the 2000 Plan, the performance criteria for any Incentive Bonus or any Incentive Stock that is intended to satisfy the requirements for "performance based compensation" under Code Section 162(m) shall be any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either  the  Company  as  a  whole  or  to  a  business  unit  or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity,
(e)  total  stockholder return, (f) share price performance,  (g)
return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit,
(m) operating margin or profit margin, (n) return on operating revenue, (o) market share, (p) overhead or other expense reduction, (q) departure or on-time arrival performance, and (r) baggage handling. The Committee shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

      The aggregate number of shares subject to Stock Options granted under the 2000 Plan during any calendar year to any one participant may not exceed 500,000, unless such limitation is not required under Section 162(m) of the Code. The aggregate number of shares issued or issuable under all Awards other than Stock Options granted under the 2000 Plan during any calendar year to any one participant may not exceed 100,000. The maximum amount payable pursuant to that portion of an Incentive Bonus Award granted for any fiscal year to any person that is intended to satisfy the requirements for "performance based compensation" under Code Section 162(m) may not exceed $1,000,000.

Change of Control

      The Committee may provide that in connection with a change of control (as defined in the 2000 Plan), Awards will become exercisable, payable, vested, paid, or canceled, and may provide for an absolute or conditional exercise, payment or lapse of conditions or restrictions on an Award that would be effective only if, upon the announcement of a transaction intended or reasonably expected to result in a change of control, no provision is made under the terms of such transaction for the holder of an Award to realize the full benefit of the Award. A change of control is defined to include (i) any merger or consolidation in which the Company is not the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Company's Common Stock immediately prior to such transaction),
(ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary), (iii) the acquisition of beneficial ownership or control of more than 50% of the outstanding shares of Common Stock by any person or entity, including a group of persons who agree to act together, (iv) the dissolution or liquidation of the Company, (v) a contested election of directors, as a result of which or in connection with which the persons who were directors of the Company before such election or their nominees cease to constitute a majority of the Board, or (vi) any other event specified by the Committee.

Transferability of Awards and Other Provisions Applicable to
Awards

      Generally, Awards granted under the 2000 Plan may not be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto, other than by will or the laws of descent and distribution, except that the Committee may permit an Award to be transferable to a member or members of the participant's family or to entities owned or established for the benefit of a participant's family.

      The 2000 Plan has provisions designed so that it qualifies as an "eligible plan" under the margin provisions of Regulation
U, by expressly providing that the Committee may, but is not required to, loan the amount necessary to purchase shares and/or pay taxes under any award. The 2000 Plan also provides that the Committee may, but need not, provide that the holder of an Award has a right under an Award to receive a number of shares or cash, or a combination thereof, the amount of which is determined by reference to the value of the Award. Finally, the 2000 Plan does not limit the Company's right to make other arrangements to provide stock options and other forms of compensation arrangements as it determines appropriate.

Amendments and Termination

      The Board of Directors may amend, alter or discontinue the 2000 Plan or any agreement evidencing an Award made under the 2000 Plan, but no such amendment shall, without the approval of the stockholders of the Company: (a) materially increase the maximum number of shares of Common Stock for which Awards may be granted under the 2000 Plan; (b) reduce the price at which Stock Options may be granted; (c) reduce the exercise price of outstanding Stock Options; (d) extend the term of the 2000 Plan;
(e) change the class of persons eligible to participate under the 2000 Plan; (f) increase the number of shares subject to Non-Employee Director Stock Options granted to a Non-Employee Director under the 2000 Plan; (g) increase the number of shares that are eligible for issuance under Incentive Bonuses and
Incentive Stock Awards; or (h) after any change of control, impair the rights of any Award holder without such holder's consent. No Award granted under the 2000 Plan shall be granted pursuant to the 2000 Plan more than 10 years after the date of the Board's adoption of the 2000 Plan.

Federal Income Tax Consequences

       The following discussion of the federal income tax consequences of the 2000 Plan is intended to be a summary of applicable federal law as currently in effect. State and local tax consequences may differ, and tax laws may be amended or interpreted differently during the term of the 2000 Plan or of Awards thereunder. Because the federal income tax rules governing Awards and related payments are complex and subject to frequent change, and they depend on the participant's individual circumstances, participants are advised to consult their tax advisors prior to exercise of options or other Awards or dispositions of stock acquired pursuant to Awards.

      ISOs  and NQSOs are treated differently for federal  income
tax purposes.   ISOs are intended to satisfy the requirements  of
Section   422   of  the  Code.   NQSOs  need  not  satisfy   such
requirements.

      An optionee is not taxed on the grant or, except as described below, exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date, however, will be a preference item for purposes of the alternative minimum tax, and thus an optionee could be subject to the alternative minimum tax as a result of the exercise of an ISO. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of shares acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, the optionee may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the shares (usually the exercise price) or (ii) the difference between the fair market value of the shares on the exercise date and the exercise price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

      An optionee is not taxed on the grant of an NQSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long term capital gain if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

      Participants generally are required to recognize ordinary income with respect to Incentive Stock equal to the fair market value of the shares (less any amount paid to acquire the shares) when the shares are both received and no longer subject to vesting restrictions, except that a participant who receives Incentive Stock that is subject to vesting restrictions and who properly makes an election under Section 83(b) of the Code (an "83(b) election") within 30 days of receipt will recognize ordinary income based on the value of the underlying shares (determined without regard to the vesting restrictions) on the date of initial receipt (as opposed to the date of vesting) and may treat appreciation subsequent to the date of receipt as capital gain (depending on the holding period for the shares). Participants receiving Incentive Stock should consult their tax advisors regarding the ability and advisability of making the 83(b) election, including the limitations on claiming a loss if the shares decline in value or are forfeited after receipt. The Company generally receives a deduction equal to the ordinary income recognized by the recipient of Incentive Stock.

      Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the 2000 Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disposition for purposes of applying the ISO holding periods discussed above. The Company generally will be entitled to withhold any required taxes in connection with the exercise or payment of an Award, and may require the participant to pay such taxes as a condition to exercise of an Award.

      The terms of the agreements or other documents pursuant to which specific Awards are made under the 2000 Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the participant, certain amounts with respect to such Awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payments. The Company may agree to reimburse participants for these taxes and for taxes on the amount of such reimbursements. Participants should consult their tax advisors as to whether accelerated vesting of an Award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

      As described above, Awards under the 2000 Plan may qualify as "performance-based compensation" under Section 162(m) of the Code in order to preserve federal income tax deductions by the Company with respect to any compensation required to be taken into account under Section 162 of the Code that is in excess of $1,000,000 and paid to a Covered Employee (as defined in Section
162). Compensation for any year that is attributable to an Award granted to a Covered Employee and that does not so qualify may not be deductible by the Company to the extent such compensation, when combined with other compensation paid to such employee for the year, exceeds $1,000,000.

Initial Grants

      The Committee has full discretion to determine the timing and recipients of any Stock Option grants under the 2000 Plan and the number of shares subject to any such options that may be granted under the 2000 Plan, subject to an annual limitation on the total number of Stock Options that may be granted to any participant and the plan-specified limits on Non-Employee Director Stock Options. Therefore, the benefits and amounts that will be received by each of the Named Executive Officers, the executive officers as a group, the non-employee directors and all other key employees under the 2000 Plan are not presently determinable.

      THE  BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS  A  VOTE  IN
FAVOR  OF  THE  NEW  PLAN.  PROXIES SOLICITED  BY  THE  BOARD  OF
DIRECTORS  WILL  BE  VOTED FOR THIS PROPOSAL UNLESS  STOCKHOLDERS
SPECIFY OTHERWISE IN THEIR PROXIES.


      PROPOSAL THREE:  RATIFICATION OF INDEPENDENT AUDITORS

       The Board has selected KPMG LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 2000 and as a matter of corporate governance is requesting stockholders to ratify that selection. In the event that the Board's selection of auditors is not ratified by a majority of the shares of Common Stock voting thereon, the Board will review its future selection of auditors.

      A representative of KPMG LLP is expected to attend the Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the Meeting.

Vote Necessary to Approve Ratification

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present and entitled to vote at the Meeting is necessary to ratify the Board's selection of KPMG LLP as the Company's independent auditors.

      THE  BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS  A  VOTE  IN
FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG LLP AS AUDITORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                       EXECUTIVE OFFICERS

      The following table sets forth the name, age as of April 7, 2000 and position of each executive officer of the Company:

                                                      Officer
     Name             Age         Position              Since
Kerry B. Skeen         47   Chairman of the Board       1991
                            of Directors and Chief
                            Executive Officer
Thomas J. Moore        43   President, Chief            1994
                            Operating Officer and
                            Director
Richard J. Surratt     39   Senior Vice President,      1999
                            Chief Financial
                            Officer, Treasurer and
                            Assistant Secretary
Michael S. Davis       35   Senior Vice President -     1995
                            Customer Service
Richard J. Kennedy     45   Vice President, General     1996
                            Counsel and Secretary
David W. Asai          44   Vice President -            1998
                            Financial Planning,
                            Controller and
                            Assistant Secretary

Background of Executive Officers

      The following is a brief account of the business experience of each of the executive officers of the Company other than Messrs. Skeen and Moore, each of whose background is described above. There are no family relationships or special understandings pursuant to which such persons have been appointed as executive officers of the Company.

      Richard J. Surratt. Mr. Surratt has served as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary since December 1999. From 1990 until joining the Company Mr. Surratt was with Mobil Corporation. During that time he held a number of executive management positions in corporate finance, accounting and new business development. Most recently he was Director in the Mergers and Acquisitions Group, functioning as the lead finance member for that team. Prior to that position he served as Treasurer of Latin America for the company. In addition to his experience at Mobil, he also spent six years in various management and engineering positions with Advanced Marine Enterprises. Mr. Surratt passed the Certified Public Accountant exam in 1999.

      Michael S. Davis. Mr. Davis has served as Senior Vice President - Customer Service since May 1995. From 1993 until that time, he served as Vice President, Customer Service, for Business Express Airlines, Inc. Previously, from 1986 to 1993, he served in a variety of positions with USAir, Inc., including Station Manager in Boston, Passenger Service Manager in Philadelphia, Ramp Operations Manager in Dayton and various positions in Pittsburgh.

      Richard J. Kennedy. Mr. Kennedy has served as General Counsel and Secretary since May 1996 and was named Vice President in November 1997. From 1991 until joining the Company he was with British Aerospace Holdings, Inc., where he served in various capacities including contract negotiation, aircraft finance, and financial restructuring. Previously he was a private attorney in Washington, D.C. for over ten years.

      David W. Asai. Mr. Asai has served as Vice President - Financial Planning, Controller and Assistant Secretary since January 1998. From December 1994 until that time, he served as Vice President, Controller and Chief Accounting Officer at Reno
Air, Inc. From July 1992 to November 1994, Mr. Asai was Vice President - Finance and Chief Financial Officer of Spirit Airlines, Inc. From 1981 to June 1992, Mr. Asai was employed by Midway Airlines, Inc. in various capacities, including Director of Financial Planning and Analysis. Mr. Asai is a Certified Public Accountant.

                     EXECUTIVE COMPENSATION

      The following table sets forth information regarding the compensation of the individual who served as the Company's Chief Executive Officer during 1999, the Company's four other most highly compensated executive officers serving as executive officers at December 31, 1999, and an additional individual who served as an executive officer during the fiscal year. Bonus amounts reflect amounts earned for the specified year regardless of when paid.

                   Summary Compensation Table

                        Annual Compensation          Long Term
                                                Compensation Awards
                                                 Re                 All
    Name and                           Other  stricted Securities   Other
    Current   Year  Salary  Bonus   Annual      Stock    Underly  Compen
    Position                      Compensation  Awards     ing     sation
                                       (1)      (2) (3) Options     (4)
                                                         (3)
 C. Edward     1999 $180,000 35,577 $23,062     -        -        $6,930
 Acker         1998  180,000 26,541  27,255     -        -         6,930
 Chairman of   1997  180,000 52,406   3,758            20,000      6,930
 the Board
 Through Dec.
 31, 1999
 Kerry B.       1999 316,539 224,966 40,564     -     300,000   395,000
 Skeen
 Chief          1998 295,000 356,360 29,206 $653,854  173,000   147,500
 Executive
 Officer and    1997 275,577 363,474 11,055     -     220,000   148,680
 President

 Thomas J.      1999 200,000 117,800 10,493      -    170,000   150,000
 Moore
 Executive      1998 184,942 180,307 12,674  326,927   73,000    60,000
 Vice
 President and  1997 147,843 157,578 12,159        -   50,000    31,000
 Chief
 Operating
 Officer

 Paul H. Tate   1999 150,000  86,187 10,861        -   60,000    33,000
 (5)
 Senior Vice    1998 148,212 142,359 19,725  326,927   60,900    27,000
 President
 Chief          1997 119,423 131,478 23,414     -     100,000        -
 Financial
 Officer

 Michael S.     1999 140,846  83,328  6,497      -     65,000    81,000
 Davis
 Senior Vice    1998 136,654 131,610  6,706  196,146   40,100    28,000
 President
 Customer       1997 126,000 133,966  9,289      -     10,000    27,646
 Service

 Richard J.     1999 107,423  23,094       -           20,000        -
 Kennedy
 Vice           1998 107,000  22,256       -       -    4,000        -
 President,
 Secretary
 and General    1997  98,283  31,361       -        -  36,000        -
 Counsel

______________
(1) Includes income from certain medical expense and tax reimbursement payments. Automobile compensation in 1999 for Mr. Acker of $10,750 and Mr. Skeen $15,250 are also included.
(2) Shares of restricted stock were granted in exchange for cancellation of previously granted options. Value reported based on a grant date closing stock price of $17.00 per share.
(3) Number of options reported in table for 1998 includes options that were cancelled in 1998 upon the grant of restricted stock described in note 2, above, as follows: Mr. Skeen, options for 100,000 shares were cancelled; Mr. Moore, options for 50,000 shares were cancelled; Mr. Tate, options for 50,000 shares were cancelled; and Mr. Davis, options for 30,000 shares were cancelled. The May 15, 1998 two for one stock dividend has been reflected in this table.
(4) Represents term life insurance premiums in the amount of $6,930 for Mr. Acker, and the total amount of premiums paid by the Company in 1999 for split dollar life insurance under the Company's deferred compensation agreements in the amount of $395,000 for Mr. Skeen, $150,000 for Mr. Moore, $33,000 for Mr.
  Tate, and $81,000 for Mr. Davis.
(5) Mr. Tate ceased to serve as an executive officer effective December 14, 1999 and ceased to be an employee effective January 24, 2000.

The following table sets forth information regarding grants of stock options by the Company during the fiscal year ended
December  31,  1999,  to the individuals  named  in  the  Summary
Compensation Table above.

                Option Grants in Last Fiscal Year

             Number     % of
               of      Total
         Securities   Options                         Potential
                     Granted  Exerc              Realizable Value
 Name    Underlying      to     ise  Expiration   at Assumed Annual
                    Employee  Price     Date     Rates of Stock
            Options     in     (2)                     Price
            Granted    Fiscal                     Appreciation (3)
                        Year
                                                     5%       10%
C. Edward         -       -
Acker
Kerry B.  100,000(1) 13.61%  $25.00  Jan 1,2009 $1,572,237 $3,984,356
Skeen
          100,000(1) 13.61%   24.25  Mar 23,2009 1,525,069  3,864,825
          100,000(1) 13.61%   20.00 July 21,2009 1,257,789  3,187,485

Thomas J.  70,000(1)  9.52%   24.25  Mar 23,2009 1,067,549  2,705,378
Moore     100,000(1) 13.61%   20.00 July 21,2009 1,257,789  3,187,485


Paul H.    60,000(4)  8.16%   24.25  Mar 23,2009   915,042  2,318,895
Tate

Michael S. 45,000(1)  6.12%   24.25  Mar 23,2009   686,281  1,739,171
Davis      20,000(1)  2.72%   20.63  Dec 3,2009    259,419    657,419

Richard    10,000(1)  1.36%   24.25  Mar 23,2009   152,507    386,483
J.Kennedy  10,000(1)  1.36%   20.63  Dec 3,2009    129,709    328,709




(1) Options vest in equal portions over a four year period and become fully exercisable upon a change in control.
(2) Exercise Price equals market price of the Company's Common Stock on the date of grant.
(3) Assumed value at the end of ten year period pursuant to SEC-mandated calculations, although these percentages do not necessarily reflect expected appreciation or actual period of holding by executive.
(4) Options terminated as a result of termination of Mr. Tate's employment.

      The following table provides information regarding the exercise of options during the year ended December 31, 1999, and the number and value of unexercised options held at December 31, 1999, by the individuals named in the Summary Compensation Table above.

Aggregate Option Exercises in 1999 and Option Values at December
                            31, 1999

                        Number of         Value of
                       Securities       Unexercised
                       Underlying      In-the-Money
                       Unexercised         Options
                    Options at FY-End       at FY-
          Shares
         Acquired
            on     Value
  Name   Exercise Realized  Exerci  Unexer   Exerci    Unexer
                    (1)     sable   cisable   sable    cisable
 C. Edward 30,000 $609,581  443,333   6,667  $9,929,463 $82,087
 Acker

 Kerry B. 111,011 2,436,698 155,982 413,334   2,135,172 1,407,093
 Skeen
 Thomas J.  -        -      139,473 194,668   2,421,543   641,061
 Moore

 Paul H.   29,000   405,643  18,068  23,333     205,238   389,369
 Tate

 Michael S.12,510   341,671 120,256  68,334   2,067,762   103,550
 Davis

 Richard J. 6,667   155,441  20,605  32,001     279,867   211,306
 Kennedy

(1) Based on difference between option exercise price and market price of Common Stock on date of exercise.
(2) Based upon a market value of the Common Stock of $23.75 per share as of December 31, 1999.

Employment Agreements

     Under an agreement between the Company and Kerry B. Skeen, which was amended and restated as of December 28, 1999 (the "Skeen Agreement"), the Company has agreed to employ Mr. Skeen as Chief Executive Officer for a three year term that is automatically  extended unless terminated.  The  Skeen  Agreement provides for a minimum annual base salary of $395,000, which amount may be increased from time to time by the Board's Compensation Committee. The Skeen Agreement further provides deferred compensation at a rate of 100% of the annual base salary subject to ten year graduated vesting, and provides that Mr. Skeen shall participate in any bonus plan provided to executive officers generally and in employee benefit and medical plans and other arrangements as the Compensation Committee shall determine. In addition, the Skeen Agreement provides that Mr. Skeen shall be granted options covering a minimum of 100,000 shares per year.

     Under the Skeen Agreement, if Mr. Skeen's employment is terminated by the Company without cause, or if he terminates his own employment with good reason (including any termination by the Company or by Mr. Skeen within twelve months after a change in control), or upon Mr. Skeen's death or disability, then: (1) all of Mr. Skeen's options become immediately exercisable; (2) he is paid his year-to-date bonus plus three times his annual bonus;
(3) he is paid his full base salary, deferred compensation, and insurance benefits for 36 months; and (4) he will become fully vested in any deferred compensation. Upon a change in control of the Company, as defined in the Skeen Agreement, Mr. Skeen would receive the amounts and benefits of his severance compensation whether or not his employment is terminated, and certain insurance and other benefits would be extended. The Skeen Agreement also provides for additional benefits during the term of the Skeen Agreement and following any change in control.

     Under an agreement between the Company and Thomas J. Moore, which was amended and restated as of December 28, 1999 (the "Moore Agreement"), the Company has agreed to employ Mr. Moore as President and Chief Operating Officer for a one year term that is continuously extended unless terminated. The Moore Agreement is substantially similar to the Skeen Agreement except that: the minimum annual base salary is $250,000; the deferred compensation rate is a lesser percentage of base salary; the minimum annual stock option grant is 50,000 shares; the severance compensation is two years of base pay and bonus (or three years upon a change in control); unexercisable options do not become exercisable except in the event of a change in control; and, the disability period prior to termination is six months.

     Under separate agreements between the Company and Mr. Davis and Mr. Surratt (both of which were restated effective December 28, 1999 (collectively, the "Officer Agreements"), the Company agreed to employ Mr. Davis as Senior Vice President - Customer Service and Mr. Surratt as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, each for a one year term. The Officer Agreements provide for automatic twelve month extensions unless earlier terminated, and for annual base salaries, which may be and, for officers subject to Officer Agreements in the past, have been increased from time to time by the Compensation Committee to amounts above that specified in the original agreements. The Officer Agreements provide that Messrs. Davis and Surratt shall participate in any bonus plan provided to executive officers generally, in the Company's deferred compensation program, and in employee benefit and medical plans and other arrangements as the Compensation Committee shall determine. In the event of termination by the Company "without cause", the terminated officer shall receive his full base salary and major medical insurance coverage for a period of twelve months, and a portion of any annual bonus shall be prorated to the date of termination. Change in control provisions are similar to the Moore Agreement except that compensation would be at a rate of two years of base pay and bonus. The Company previously had entered into an agreement with Mr. Tate providing substantially similar benefits, pursuant to which he was provided severance benefits as described above.

      Deferred compensation for all of the executive officers under the foregoing agreements is presently funded in the form of life insurance. By separate agreement, upon termination of employment the Company will release to the officer its interest in the life insurance policy, including earnings from invested funds in an amount equal to the specified vested percentage (which shall be 100% upon a change in control) of the premiums paid by the Company.

     For all executive officers and other vice presidents, in the event that any payments made in connection with a change in control would be subjected to the excise tax imposed on excess parachute payments by the Internal Revenue Code, the Corporation will "gross-up" the employee's compensation for all such excise taxes and any federal, state and local income tax applicable to such excise tax, penalties and interest thereon. In the event of a change in control, all vice presidents would receive compensation in the form of one years' salary, bonus, and insurance, and all options held by them would become fully exercisable.

              REPORT OF THE COMPENSATION COMMITTEE
                    ON EXECUTIVE COMPENSATION

     Compensation for Messrs. Skeen, Moore, Davis and Surratt (the "Senior Executive Officers") consists primarily of base salary, bonus, stock-based awards and participation in a deferred compensation program. Consistent with previous years' compensation practices, in 1999 the Compensation Committee maintained a policy of using primarily operational and financial performance criteria, along with other discretionary factors, as a basis for setting the compensation of its executive officers. The Committee reviewed and considered performance measures for year-to-date improvements by the Company's executive officers and also used industry performance averages as a comparison factor.

     Agreements between the Company and each of the Senior Executive Officers establish minimum base salaries and other compensation and benefits. The Compensation Committee made a determination to amend the agreements with the executive officers during 1999 to reflect promotions and the expansion of each individual's responsibilities by virtue of the pending expansion of the Company's business, and to conform the language and terms of older agreements to those of the agreements prepared more recently. The Committee made a qualitative evaluation of a variety of factors, including level of responsibility within the organization, time in position, prior experience, individual performance, and a comparison to compensation provided for comparable positions by similarly situated corporations. The
Committee also decided to increase the use of deferred compensation, which vests over ten years, as a means to retain executives. A minimum annual stock option award was established for Mr. Moore, and actual stock option grants were made based on a subjective evaluation of each participant's contribution and potential. Following the takeover during 1999 of two other regional air carriers, the Committee met on two occasions to review change in control provisions for all executive officers and vice presidents, and determined to provide one-time compensation in the event of a change in control based on a sliding scale proportionate to rank, to continue certain benefits for a specified period, and to provide protection against potential excise taxes.

     Senior Executive Officers participate in the Senior Management Incentive Plan ("SMIP"), under which they may receive a percentage of their salary as bonus. SMIP payments are based on percentage improvements in the Company's earnings per share over the prior year and on price performance of the Company's stock relative to its peer group members, each in comparison to targets established by the Committee. Maximum payouts range from 100% for the Chief Executive Officer to lesser percentages for other participants. For 1999, participants in the SMIP received 50% of the maximum bonus allowed under the program. Senior Executive Officers also participate with all other management employees in the Company's Management Incentive Plan ("MIP"), which provides for additional bonus compensation based on the attainment of specified levels of profit margin and operating performance. The 1999 MIP bonus was in the upper one-third of the maximum payout and represented a composite rate made up of actual performance in each of the goal categories.

     The primary factors considered in evaluation Mr. Skeen's promotion to Chairman, and in determining adjustments to his compensation, were his performance with respect to the achievement of key strategic, financial, and leadership development objectives. These included his role in the development of the strategy to initiate a significant expansion of the Company's business. Mr. Skeen's compensation for 1999 consisted primarily of the base salary, deferred compensation, an annual bonus under the SMIP and the MIP, and option grants totaling 300,000 shares. His base salary was increased to $395,000 effective October 1, 1999. Stock options granted to him included contractual options pursuant to his employment agreement, additional options in exchange for his agreement to delay the effective date of the next contractual option grant to October 2000, and further options granted at the discretion of the Committee. Certain benefits were also increased to reflect Mr. Skeen's performance and to conform to industry standards. In May 1999 the Committee also approved a loan to Mr. Skeen in the amount of $2 million, bearing interest at prime, and repayable within one year. This loan was repaid during the first quarter of 2000.

     Section 162(m) of the Internal Revenue Code, disallows corporate tax deductions for compensation in excess of $1 million paid to each of the five highest paid officers of the Company unless such compensation is deemed performance related within the meaning of Section 162(m). The Company's Stock Incentive Plans are designed so that compensation under the plans can qualify as "performance based compensation" which is not subject to Section 162(m). Assuming its approval by stockholders, the Company's proposed 2000 Stock Incentive Plan also will allow the Company to grant stock options and to grant other stock and cash awards that can qualify as "performance based compensation" which is not subject to Section 162(m).

                             Compensation
                              Committee

                           C. Edward Acker,
                               Chairman
                          Robert E. Buchanan
                           John M. Sullivan

     The above report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

     During 1999 Mr. Acker served as Chairman of the Board of the Company, and together with Messrs. Buchanan and Sullivan, served on the Compensation Committee.
Company Stock Performance Graph

      The graph below compares the cumulative total return on Atlantic Coast Airlines Holdings, Inc. ("ACAI") Common Stock for the last five fiscal years with the cumulative total return on the Nasdaq Market Index and the peer group index selected by the Company. The comparison assumes an investment of $100 each in the Company's Common Stock, the Nasdaq Market Index and the peer group on December 31, 1994, with dividends reinvested when they are paid. The companies included in the peer group are Comair Holdings, Inc., Mesa Air Group, Inc., Mesaba Holdings, Inc., Midway Airlines Corporation, and SkyWest Airlines, Inc. The peer group does not include ASA Holdings, Inc., which was included in the peer group in prior years but was acquired during 1999. In the calculation of the annual cumulative stockholder return of the peer group index, the stockholder returns of the companies included in the peer group are weighted according to their stock market capitalization.


                                           Cumulative Total
                                          Return

                            12/94  12/95 12/96   12/97  12/98   12/99
ATLANTIC COAST AIRLINES    100.00 546.67 653.33 1693.33 2666.67 2533.33
HOLDINGS, INC.
PEER GROUP                 100.00 102.87 102.72  152.69  235.30  169.11
NASDAQ STOCK MARKET (U.S.) 100.00 141.34 173.90  213.07  300.43  555.99

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information, as of December 31, 1999 (except as noted otherwise), concerning beneficial ownership of the Common Stock by each person known by the Company, based upon Schedule 13D/G filings with the SEC, to own beneficially more than five percent of the outstanding shares of the Common Stock. Except as noted otherwise all amounts reflected in the table represent shares in which the beneficial owners have sole voting and investment power.

                                            Number of Shares
                                           Beneficially Owned
Name                                    Shares           Percent
Gordon A. Cain                        2,110,400           11.3%
Eight Greenway Plaza
Suite 702
Houston, TX  77046

FMR Corp. and Fidelity              1,768,370 (1)          9.5%
International Limited
82 Devonshire St.
Boston, MA  02109
Pembroke Hall, 42 Crowlane
Hamilton, Bermuda

Franklin Resources, Inc.            1,641,700 (2)          8.9%
777 Mariners Island Boulevard
San Mateo, CA  94404

PRIMECAP Management Company         1,565,000 (3)          8.4%
225 South Lake Avenue #400
Pasadena, CA  91101

Capital Research and Management     1,268,000 (4)          6.8%
Company
333 South Hope Street
Los Angeles, CA  90071

Vanguard Horizon Funds - Vanguard   1,100,000 (5)          5.9%
  Capital Opportunity Fund
P.O. Box 2600
Valley Forge, PA  19482

(1) Based solely upon Amendment No. 2 to FMR Corp. and Fidelity International Limited Schedules 13G, which they filed on February 14, 2000.
(2) Based solely upon Amendment No. 3 to Franklin Resources, Inc.'s Schedule 13G, which they filed on January 13, 2000.
(3) Based solely upon Amendment No. 1 to PRIMECAP Management Company's Schedule 13G, which they filed on January 31, 2000.
(4)   Based solely upon Capital Research and Management Company's
  Schedule 13G, which they filed on February 10, 2000.
(5) Based solely upon Vanguard Horizon Funds - Vanguard Capital Opportunity Fund's Schedule 13G, which they filed on February 8, 2000.

                SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of March 1, 2000, concerning beneficial ownership of the Company's Common Stock by (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, and (iii) all directors and executive officers of the Company as a group. Except for the effect of community property laws and as noted otherwise all amounts reflected in the table represent shares in which the beneficial owners have sole voting and investment power.

                                            Number of Shares
                                         Beneficially Owned (1)
Name                                    Shares           Percent
Kerry B. Skeen                       363,874               1.9%
Thomas J. Moore                      191,035                *
C. Edward Acker                      843,533               4.4%
Robert E. Buchanan                    29,600                *
Susan MacGregor Coughlin               8,830                *
James J. Kerley                       10,000                *
Daniel L. McGinnis                         0                *
James C. Miller III                   22,000                *
Judy Shelton                               0                *
John M. Sullivan                      10,000                *
Michael S. Davis                     134,347               1.0%
Richard J. Kennedy                    43,995                *
Paul H. Tate                          10,000                *
All directors and executive
officers                           1,688,439               8.6%
as a group (15 persons)

* Less than one percent.

(1) Includes options that are exercisable on or within 60 days after March 1, 2000, as follows: Mr. Skeen, 200,982 shares; Mr. Moore, 131,307 shares; Mr., Acker, 433,333 shares; Mr. Buchanan, 8,000 shares; Mrs. Coughlin, 8,000 shares; Mr. Kerley, 8,000 shares; Mr. Miller, 8,000 shares; Mr. Sullivan, 8,000 shares; Mr. Davis, 121,506 shares, and Mr. Kennedy, 29,772 shares.

      SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Common Stock to file with the Securities Exchange Commission, the Nasdaq Stock Market and the Company reports on Forms 4 and Forms 5 reflecting transactions affecting beneficial ownership. Based solely upon its review of the copies of such forms received by it, the Company believes that, during fiscal year 1999, all persons complied with such filing requirements except that Mr. Skeen did not timely file a Form 4 and a Form 5 to report an option exercise and sale of the underlying securities, Mr. Kennedy did not timely file a Form 4 to report an option exercise, and Messrs. Moore and Tate each did not timely file a Form 4 to report a sale of shares.

                    EXPENSES OF SOLICITATION

      The costs of the solicitation of proxies will be borne by the Company. Such costs include preparation, printing and mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement, the enclosed Proxy Card and the Company's 1999 Annual Report, and the reimbursement of brokerage firms and others for reasonable expenses incurred by them in connection with the forwarding of proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may also include telephone, facsimile or oral communications by directors, officers or regular employees of the Company acting without special compensation. In addition, the Company has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies, for which the Company will pay a fee and reimburse expenses in an amount estimated not to exceed $6,000 in the aggregate.

                      STOCKHOLDER PROPOSALS

       Securities and Exchange Commission regulations permit stockholders to submit certain types of proposals for inclusion in the Company's proxy statement. Any such proposals for the Company's Annual Meeting of Stockholders to be held in 2001 must be submitted to the Company on or before December 15, 2000, and must comply with the requirements of Securities and Exchange Commission Rule 14a-8 in order to be eligible for inclusion in proxy materials relating to that meeting. Such proposals should be sent to: Atlantic Coast Airlines Holdings, Inc., Attn:
Secretary, 515-A Shaw Road, Dulles, Virginia 20166. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement.

      Alternatively, stockholders of record may introduce certain types of proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to the Board of Directors. Under the Company's Bylaws, unless the date of the 2001 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2000 Annual Meeting, notice of any such proposal or nomination must be provided in writing to the Secretary of the Company no later than February 23, 2001 and not before January 24, 2001. Stockholders wishing to make such proposals or nominations must in addition satisfy other requirements under the Company's Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal submitted by a stockholder.

                   ___________________________

           Please complete, date, sign and return promptly the accompanying Proxy Card in the postage-paid envelope enclosed for your convenience. Signing and returning the Proxy Card will not prevent record holders or beneficial holders who obtain a valid proxy from voting in person at the Meeting.


April 14, 2000
Dulles, Virginia

                    2000 STOCK INCENTIVE PLAN
                               OF
             ATLANTIC COAST AIRLINES HOLDINGS, INC.

SECTION 1.     PURPOSE OF PLAN

     The purpose of this 2000 Stock Incentive Plan (this "Plan") of Atlantic Coast Airlines Holdings, Inc., a Delaware corporation (the "Company"), is to enable the Company to attract, retain and motivate its directors, officers and other key employees, and to further align the interests of such persons with those of the stockholders of the Company by providing for or increasing the proprietary interest of such persons in the Company.

SECTION 2.     ADMINISTRATION OF PLAN

     2.1 Composition of Committee. Subject to the provisions for directors pursuant to Section 6.8, this Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"), as appointed from time to time by the Board of Directors. The Board of Directors shall fill vacancies on, and from time to time may remove or add members to, the Committee. The Committee shall act pursuant to a majority vote or unanimous written consent. The Board of Directors, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee's exercise thereof. Notwithstanding the foregoing, with respect to any Award that is not intended to satisfy the conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee may appoint one or more separate committees (any such committee, a "Subcommittee") composed of one or more directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee(s) the authority to grant Awards, as defined in
Section 5.1 hereof, under the Plan to Eligible Persons, to determine all terms of such Awards, and/or to administer the Plan or any aspect of it. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements or other documents evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Committee or the Company.

     2.2 Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

          (a) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; provided that, unless the Committee shall specify otherwise, for purposes of this Plan
     (i) the term "fair market value" shall mean, as of any date, the closing price for a Share (as defined in Section 3.1) reported for the last trading day prior to such date by the Nasdaq Stock Market (or such other stock exchange or quotation system on which Shares are then listed or quoted) or, if no Shares are traded on the Nasdaq Stock Market (or such other stock exchange or quotation system) on the date in question, then for the next preceding date for which Shares traded on the Nasdaq Stock Market (or such other stock exchange or quotation system); and (ii) the term "Company" shall mean the Company and its subsidiaries and affiliates, unless the context otherwise requires;

          (b)  to determine which persons are Eligible Persons
     (as defined in Section 4), to which of such Eligible
     Persons, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards;

          (c) to grant Awards to Eligible Persons and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events (including events which the Board or the Committee determine constitute a change of control), or other factors;

          (d) to establish, verify the extent of satisfaction of, adjust, reduce or waive any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

          (e) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan
     (which need not be identical);

          (f) to determine whether, and the extent to which, adjustments are required pursuant to Section 10;

          (g) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

          (h) to make all other determinations deemed necessary or advisable for the administration of this Plan.

     2.3 Determinations of the Committee. All decisions, determinations and interpretations by the Committee regarding this Plan shall be final and binding on all Eligible Persons and Participants. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

SECTION 3.     STOCK SUBJECT TO PLAN

     3.1 Aggregate Limits. The aggregate number of shares of the Company's Common Stock, $.01 par value ("Shares"), issued pursuant to all Awards granted under this Plan shall not exceed 2,000,000 plus the number of shares subject to awards granted under the Company's 1992 Stock Option Plan or the Company's 1995 Stock Incentive Plan but which are not issued under such plans as a result of the cancellation, expiration or forfeiture of such awards; provided that no more than 15% of such Shares may be issued pursuant to all Incentive Bonuses and Incentive Stock Awards granted under this Plan. The aggregate number of Shares available for issuance under this Plan and the number of Shares subject to outstanding Options or other Awards shall be subject to adjustment as provided in Section 10. The Shares issued pursuant to this Plan may be Shares that either were reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

     3.2 Tax Code Limits. The aggregate number of Shares subject to Options granted under this Plan during any calendar year to any one Eligible Person shall not exceed 500,000. The aggregate number of Shares issued or issuable under all Awards granted under this Plan, other than Options, during any calendar year to any one Eligible Person shall not exceed 100,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under
Section 10 only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Code Section 162(m). The foregoing limitations shall not apply to the extent that they are no longer required in order for compensation in connection with grants under this Plan to be treated as "performance-based compensation" under Code Section 162(m). The aggregate number of Shares that may be issued pursuant to the exercise of ISOs granted under this Plan shall not exceed 2,000,000, which number shall be calculated and adjusted pursuant to Section 3.3 and
Section 10 only to the extent that such calculation or adjustment will not affect the status of any Option intended to qualify as an ISO under Code Section 422.

     3.3 Issuance of Shares. For purposes of Section 3.1, the aggregate number of Shares issued under this Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award and shall not include Shares subject to Awards that have been canceled, expired or forfeited or Shares subject to Awards that have been delivered (either actually or constructively by attestation) to or retained by the Company in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award.

SECTION 4.     PERSONS ELIGIBLE UNDER PLAN

     Any person, including any director of the Company, who is an employee or prospective employee of the Company or any of its affiliates shall be eligible to be considered for the grant of Awards hereunder (an "Eligible Person"). For purposes of the grant provisions under Section 6.8, an "Eligible Person" shall also include a director of the Company who is not also a salaried employee (a "Nonemployee Director"). Unless provided otherwise by the Committee, the term "employee" shall mean an "employee," as such term is defined in General Instruction A to Form S-8 under the Securities Act of 1933, as amended, and a "Participant" is any current or former Eligible Person to whom an Award has been made and any person (including any estate) to whom an Award has been assigned or transferred pursuant to Section 9.1. The status of the chairman of the Board of Directors as an "employee" shall be determined by the Committee.

SECTION 5.     PLAN AWARDS

     5.1 Award Types. The Committee, on behalf of the Company, is authorized under this Plan to enter into certain types of arrangements with Eligible Persons and to confer certain benefits on them. The following arrangements or benefits are authorized under this Plan if their terms and conditions are not inconsistent with the provisions of this Plan: Options, Incentive Bonuses and Incentive Stock. Such arrangements and benefits are sometimes referred to herein as "Awards." The authorized types of arrangements and benefits for which Awards may be granted are defined as follows:

          (a)  Options:  An Option is a right granted under
     Section 6 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or terms and conditions or other document evidencing the Award (the "Option Document "). Options intended to qualify as Incentive Stock Options ("ISOs") pursuant to Code Section 422 and Options not intended to qualify as ISOs ("Nonqualified Options") may be granted under Section 6. Options may be granted to Nonemployee Directors only pursuant to Section 6.8.

          (b) Incentive Stock: Incentive Stock is an award or issuance of Shares made under Section 8, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other document evidencing the Award (the "Incentive Stock Document").

          (c) Incentive Bonus: An Incentive Bonus is a bonus opportunity awarded under Section 7 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified in the agreement or other document evidencing the Award (the "Incentive Bonus Document").

     5.2 Grants of Awards. An Award may consist of one such arrangement or benefit or two or more of them in tandem or in the alternative.

SECTION 6.     OPTIONS

     The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others.

     6.1 Option Document. Each Option Document shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option, (b) the purchase price of the Shares and the means of payment for the Shares, (c) the term of the Option, (d) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Committee, (e) restrictions on the transfer of the Option and forfeiture provisions and (f) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee. Option Documents evidencing ISOs shall contain such terms and conditions as may be necessary to qualify, to the extent determined desirable by the Committee, with the applicable provisions of
Section 422 of the Code.

     6.2 Option Price. The purchase price per share of the Shares subject to each Option granted under this Plan shall equal or exceed 100% of the fair market value of a Share on the date the Option is granted.

     6.3 Option Term. The "Term" of each Option granted under this Plan, including any ISOs, shall be 10 years from the date of its grant, unless the Committee provides for a lesser term.

     6.4 Option Vesting. Options granted under this Plan shall be exercisable at such time and in such installments during the period prior to the expiration of the Option's Term as determined by the Committee. The Committee shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Committee. At any time after the grant of an Option the Committee may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option, except that no Option other than Nonemployee Director Options shall first become exercisable within one (1) year from its date of grant, other than upon death or disability of the Eligible Person or upon a Corporate Change (as defined in Section 11.1 hereof).

     6.5  Termination of Employment or Service. Subject to
Section 11, upon a termination of employment by an Eligible Person prior to the full exercise of an Option, the unexercised portion of the Option shall be subject to such procedures as the Committee may establish.

     6.6 Payment of Exercise Price. The exercise price of an Option shall be paid in the form of one of more of the following, as the Committee shall specify, either through the terms of the Option Document or at the time of exercise of an Option: (a) cash or certified or cashiers' check, (b) shares of capital stock of the Company that have been held by the Participant for such period of time as the Committee may specify, (c) other property deemed acceptable by the Committee, (d) a reduction in the number of Shares or other property otherwise issuable pursuant to such Option, (e) payment under an arrangement with a broker selected or approved by the Company where payment is made pursuant to an irrevocable commitment by the broker to deliver to the Company proceeds from the sale of the Shares issuable upon exercise of the Option, or (f) any combination of (a) through (d).

     6.7  No Option Repricing.  Without the approval of
stockholders, the Company shall not reprice any Options.   For
purposes of this Plan, the term "reprice" shall mean lowering the exercise price of previously awarded Options within the meaning of Item 402(i) under Securities and Exchange Commission Regulation S-K (including canceling previously awarded Options and regranting them with a lower exercise price).

     6.8 Non-Employee Director Options. Each fiscal year, each Nonemployee Director shall automatically be granted a Nonqualified Option (a "Nonemployee Director Option") not more than 6,000 Shares, provided that for the year in which a Nonemployee Director first joins the Board, in lieu of the foregoing, he or she shall automatically be granted a Nonemployee Director Option to purchase not more than 10,000 Shares. If, on any date upon which Nonemployee Director Options are to be granted pursuant to this Section 6.8, the number of Shares remaining available for options under this Plan is insufficient for the grant to each Nonemployee Director of a Nonemployee Director Option to purchase the entire number of Shares specified in this Section 6.8, then a Nonemployee Director Option to purchase a proportionate amount of such available number of Shares (rounded to the nearest whole share) shall be granted to each Nonemployee Director on such date.

SECTION 7.     INCENTIVE BONUSES

     Each Incentive Bonus Award will confer upon the Employee the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year.

     7.1 Incentive Bonus Document. Each Incentive Bonus Document shall contain provisions regarding (a) the target and maximum amount payable to the Participant as an Incentive Bonus, (b) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (c) the term of the performance period as to which performance shall be measured for determining the amount of any payment, which term shall not be less than one year, (d) the timing of any payment earned by virtue of performance, (e) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (f) forfeiture provisions and (g) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee. The maximum amount payable as an Incentive Bonus may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of an Incentive Bonus Award granted under this Plan for any fiscal year to any Eligible Person that is intended to satisfy the requirements for "performance based compensation" under Code Section 162(m) shall not exceed $3,000,000.

     7.2 Performance Criteria. The Committee shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus Award, which criteria may be based on financial performance and/or personal performance evaluations. The Committee may specify the percentage of the target Incentive Bonus that is intended to satisfy the requirements for "performance-based compensation" under Code
Section 162(m). Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus that is intended by the Committee to satisfy the requirements for "performance-based compensation" under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria (as defined in Section 9.2) selected by the Committee and specified at the time the Incentive Bonus Award is granted. The Committee shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any Incentive Bonus that is intended to satisfy the requirements for "performance-based compensation" under Code Section 162(m).

     7.3 Timing and Form of Payment. The Committee shall determine the timing of payment of any Incentive Bonus. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event. An Incentive Bonus may be payable in Shares or in cash or other property. Any Incentive Bonus that is paid in cash or other property shall not affect the number of Shares otherwise available for issuance under this Plan.

     7.4 Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus Award on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

SECTION 8.     INCENTIVE STOCK

     Incentive Stock is an award or issuance of Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Committee deems appropriate.

     8.1 Incentive Stock Document. Each Incentive Stock Document shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such,
(b) the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested,
(d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Committee, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Committee.

     8.2 Sale Price. Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Incentive Stock shall be sold or awarded to an Eligible Person, which may vary from time to time and among Eligible Persons and which may be below the fair market value of such Shares at the date of grant or issuance.

     8.3 Share Vesting. The grant, issuance, retention and/or vesting of Shares of Incentive Stock shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares of Incentive Stock subject to continued employment, passage of time and/or such performance criteria and level of achievement versus these criteria as deemed appropriate by the Committee, which criteria may be based on financial performance and/or personal performance evaluations, except that no such condition that is based upon continued employment or the passage of time shall provide for full vesting of an Award in less than three (3) years from the date the Award is made, other than upon the death or disability of the Eligible Person or upon a Corporate Change (as defined in Section 11.1 hereof). Notwithstanding anything to the contrary herein, the performance criteria for any Incentive Stock that is intended to satisfy the requirements for "performance-based compensation" under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Incentive Stock Award is granted.

     8.4 Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under an Incentive Stock Award on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

     8.5 Termination of Employment. Subject to Section 11, upon a termination of employment by an Eligible Person prior to the vesting of or the lapsing of restrictions on Incentive Stock, the Incentive Stock Awards granted to such Eligible Person shall be subject to such procedures as determined by the Committee.

SECTION 9.     OTHER PROVISIONS APPLICABLE TO AWARDS

     9.1 Transferability. Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that the Award is transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto, other than by will or the laws of descent and distribution. The Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to any "family member" as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act, as such may be amended from time to time, and (b) in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act as amended from time to time, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms.

     9.2 Qualifying Performance Criteria. For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity,
(e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets,
(i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) market share, (p) overhead or other expense reduction, (q) departure or on-time arrival performance, and (r) baggage handling. The Committee shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs,
(ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

     9.3 Dividends. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.

     9.4 Documents Evidencing Awards. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted, which for purposes of this Plan shall not be affected by the fact that an Award is contingent on subsequent stockholder approval of this Plan. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement's or document's effectiveness that such agreement or document be executed by the Participant and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

     9.5 Tandem Stock or Cash Rights. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, provide that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award.

     9.6 Financing. The Committee may in its discretion provide financing to a Participant in a principal amount sufficient to pay the purchase price of any Award and/or to pay the amount of taxes required by law to be withheld with respect to any Award. Any such loan shall be subject to all applicable legal requirements and restrictions pertinent thereto, including Regulation U promulgated by the Federal Reserve Board. The grant of an Award shall in no way obligate the Company or the Committee to provide any financing whatsoever in connection therewith.

     9.7 Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participants, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

SECTION 10.    CHANGES IN CAPITAL STRUCTURE

     10.1 Corporate Actions Unimpaired. The existence of outstanding Awards (including any Options) shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or by the Committee, (a) the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (b) the payment of a dividend in property other than Shares, or (c) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options or other Awards theretofore granted or the purchase price per Share, unless the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to a Participant.

     10.2 Adjustments Upon Certain Events. If the outstanding Shares or other securities of the Company, or both, for which the Award is then exercisable or as to which the Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the Committee may, and if such event occurs after a Corporate Change the Committee shall, appropriately and equitably adjust the number and kind of Shares or other securities which are subject to the Plan or subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of Shares or other securities without changing the aggregate exercise or settlement price, provided, however, that such adjustment shall be made so as to not affect the status of any Award intended to qualify as an ISO or as "performance based compensation" under Section 162(m) of the Code. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an Option or settlement of an Award theretofore granted, the Participant shall be entitled to purchase under such Option or receive under such Award, in lieu of the number of Shares as to which such Option shall then be exercisable or such Award shall then be subject, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of Shares as to which such Option or Award is then subject.

SECTION 11.    CHANGE OF CONTROL

     11.1 Definitions.  Unless the Committee provides otherwise,

     For purposes of the Plan and Awards granted under the Plan, the term "Corporate Change" shall mean:

          (i) any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose shareholders did not own all or substantially all of the Company's Common Stock immediately prior to such transaction),

          (ii) the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary),

          (iii) the acquisition of beneficial ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act),

          (iv) the dissolution or liquidation of the Company,

          (v) a contested election of directors, as a result of which or in connection with which the persons who were directors of the Company before such election or their nominees cease to constitute a majority of the Board, or

          (vi) any other event specified by the Committee, regardless of whether at the time an Option is granted or thereafter.

     11.2 Effect of Change of Control. The Committee may provide, either at the time an Option is granted or thereafter, that a Corporate Change shall have such effect as specified by the Committee, or no effect, as the Committee in its sole discretion may provide. Without limiting the foregoing, the Committee may but need not provide, either at the time an Option is granted or thereafter, that if a Corporate Change occurs, then effective as of a date selected by the Committee, the Committee (which for purposes of the Corporate Changes described in (iii) and (v) above shall be the Committee as constituted prior to the occurrence of such Corporate Change) acting in its sole discretion without the consent or approval of any Participant, will effect one or more of the following alternatives or combination of alternatives with respect to all outstanding Options (which alternatives may be conditional on the occurrence of such of the Corporate Change specified in clause (i) through
(v) above which gives rise to the Corporate Change and which may vary among individual Participants): (1) in the case of a Corporate Change specified in clauses (i), (ii) or (iv), accelerate the time at which Options then outstanding may be exercised in full for a limited period of time on or before a specified date (which will permit the Participant to participate with the Common Stock received upon exercise of such Option in the event of a Corporate Change specified in clauses (i), (ii) or
(iv), as the case may be) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, (2) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for their then remaining term, or (3) require the mandatory surrender to the Company of outstanding Options held by such Participant (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or not later than sixty days after such Corporate Change, specified by the Committee, and in such event the Committee shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate shares subject to such Option over the aggregate Option price of such shares; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) that, if the Participant exercised his accelerated Options pursuant to alternative 1 or 2 and participated in the transaction specified in clause (i), (ii) or (iv) or received cash pursuant to alternative 3, would result in the Participant's owing any money by virtue of operation of Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall take such action, which is hereby authorized, to put such Participant in as close to the same position as such Participant would have been in had alternative 1, 2 or 3 been selected but without resulting in any payment by such Participant pursuant to
Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of the Participant, the Committee may in lieu of the foregoing make such provision with respect of any Corporate Change as it deems appropriate.

SECTION 12.    TAXES

     12.1 Withholding Requirements. The Committee may make such provisions or impose such conditions as it may deem appropriate for the withholding or payment by a Participant of any taxes that the Committee determines are required in connection with any Award granted under this Plan, and a Participant's rights in any Award are subject to satisfaction of such conditions.

     12.2 Payment of Withholding Taxes. Notwithstanding the terms of Section 12.1, the Committee may provide in the agreement or other document evidencing an Award or otherwise that all or any portion of the taxes required to be withheld by the Company or, if permitted by the Committee, desired to be paid by the Participant, in connection with the exercise, vesting, settlement or transfer of any other Award shall be paid or, at the election of the Participant, may be paid by the Company by withholding shares of the Company's capital stock otherwise issuable or subject to such Award, or by the Participant delivering previously owned shares of the Company's capital stock, in each case having a fair market value equal to the amount required or elected to be withheld or paid, or by a broker selected or approved by the Company paying such amount pursuant to an irrevocable commitment by the broker to deliver to the Company proceeds from the sale of the Shares issuable under the Award. Any such election is subject to such conditions or procedures as may be established by the Committee and may be subject to approval by the Committee.

SECTION 13.    AMENDMENTS OR TERMINATION

     The Board may amend, alter or discontinue this Plan or any agreement or other document evidencing an Award made under this Plan but, except as provided pursuant to the anti-dilution adjustment provisions of Section 10.2, no such amendment shall, without the approval of the stockholders of the Company:

          (a) materially increase the maximum number of shares of Common Stock for which Awards may be granted under this Plan;

          (b) reduce the price at which Options may be granted below the price provided for in Section 6.2;

          (c)  reduce the exercise price of outstanding Options;

          (d)  extend the term of this Plan;

          (e) change the class of persons eligible to be Eligible Persons or Participants;

          (f) increase the number of shares subject to Nonemployee Director Options granted to a Nonemployee
     Director above the number approved by stockholders as set forth in Section 6.8;

          (g) increase the number of shares that are eligible for non-Option Awards; or

          (h) after any Corporate Change, impair the rights of any Award holder without such holder's consent.

     The Board may amend, alter or discontinue the Plan or any agreement evidencing an Award made under the Plan, but no amendment or alteration shall be made which would impair the rights of any Award holder, without such holder's consent, under any Award theretofore granted, provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Corporate Change or change of control (as defined, if applicable, in the agreement evidencing such Award) that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of any accounting standard.

SECTION 14.    COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

     This Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. This Plan is intended to constitute an unfunded arrangement for a select group of management or other key employees, directors and consultants.

     No Option shall be exercisable unless a registration statement with respect to the Option is effective or the Company has determined that such registration is unnecessary. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 15.    OPTION GRANTS BY SUBSIDIARIES

     In the case of a grant of an Option to any eligible Employee employed by a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing any subject shares to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the shares to the optionholder in accordance with the terms of the Option specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Option may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.

SECTION 16.    NO RIGHT TO COMPANY EMPLOYMENT

     Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The agreements or other documents evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 17.    LIABILITY OF COMPANY

     The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Eligible Person or other persons as to:

          (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

          (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Eligible Person or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

SECTION 18.    EFFECTIVENESS AND EXPIRATION OF PLAN

     This Plan shall be effective on the date the Company's stockholders adopt this Plan. All Awards granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the effective date of this Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote, at a meeting of the Company's stockholders or by written consent in accordance with the laws of the State of Delaware; provided that if such approval by the stockholders of the Company is not forthcoming, all Awards previously granted under this Plan shall be void. No Awards shall be granted pursuant to this Plan more than 10 years after the effective date of this Plan.

SECTION 19.    NON-EXCLUSIVITY OF PLAN

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 20.    GOVERNING LAW

     This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

             ATLANTIC COAST AIRLINES HOLDINGS, INC.
 Proxy solicited by the Board of Directors for Annual Meeting --
                          May 24, 2000.
Each of the undersigned, revoking all other proxies heretofore given, hereby constitutes and appoints Richard J. Surratt and Richard J. Kennedy, and each of them, with full power of substitution, as proxy or proxies to represent and vote all shares of Common Stock, par value $.02 per share (the "Common Stock"), of ATLANTIC COAST AIRLINES HOLDINGS, INC. (the
"Company") owned by the undersigned at the Annual Meeting and any adjournments or postponements thereof. The Company's stock may be voted by or at the direction of non-U.S. citizens provided that shares they own have been registered in the Company's
Foreign Stock Registry or are registered for voting at the Annual Meeting. See reverse side to request that shares be so registered. By signing below, the undersigned represents that it is a U.S. citizen (as defined in the Proxy Statement) or that the shares represented by this Proxy have been registered in the Company's Foreign Stock Registry or are requested to be registered for this Annual Meeting.
The Board of Directors recommends a vote FOR Items 1, 2 and 3 to be voted upon at the Annual Meeting:
1. Election of all nominees listed to the Board of Directors, except as noted (write the names of the nominees, if any, for
 whom  you  withhold  authority to vote).   Nominees:   Kerry  B.
 Skeen, Thomas J. Moore, C. Edward Acker, Robert E. Buchanan, Susan MacGregor Coughlin, Daniel L. McGinnis, James C. Miller III, Judy Shelton and John M. Sullivan.
FOR all        WITHHOLD AUTHORITY to vote for all nominees
nominees
  For all except:  ______________________________.
2.   To  ratify adoption of  the   3.    To  ratify  selection  of
Company's  2000 Stock Incentive     KPMG  LLP  as  the  Company's
Plan.                               independent auditors for  the
                                    current year.
FOR     AGAINST    ABSTAIN        FOR      AGAINST    ABSTAIN
 PLEASE MARK VOTES AS IN THIS EXAMPLE        (Continued and to be
signed and dated on the reverse side)
THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN IN THIS PROXY. IF NOT OTHERWISE DIRECTED HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEM 1 (ELECTION OF DIRECTORS), FOR ITEM 2 (RATIFICATION OF THE ADOPTION OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN) AND FOR ITEM 3 (RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS). IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL BE VOTED ON SUCH MATTERS AS THE PROXIES NAMED HEREIN, IN THEIR SOLE DISCRETION, MAY DETERMINE.
PLEASE MARK, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED
ENVELOPE.


                                        Date
                                        _________________________
                                        , 2000.
                                        Signature
                                        _________________________
                                        __
                                        Title
                                        _________________________
                                        ______
                                        _________________________
                                        __________
                                        (Signature,    if    Held
                                        Jointly)
                                        Please  sign  exactly  as
                                        name    appears   hereon.
                                        Please manually date this
                                        card.  When signing as an
                                        attorney,       executor,
                                        administrator, trustee or
                                        guardian, give full title
                                        as     such.     If     a
                                        corporation, sign in full
                                        corporate     name     by
                                        President    or     other
                                        authorized officer.  If a
                                        partnership,   sign    in
                                        partnership    name    by
                                        authorized person.

                                        ?  Check  box to  request
                                        that      shares       be
                                        registered for voting  by
                                        a non-U.S.     citizen at
                                        the Annual Meeting.